Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-70037 and No. 333-93943 on Form S-3 and No. 333-95285 on Form S-8 of NYFIX,
Inc. of our report dated March 2, 2001 (March 14, 2001 as to Note 18), appearing in this Annual Report on Form 10-K of NYFIX, Inc. for the year ended December 31, 2000.


                                                       /s/ DELOITTE & TOUCHE LLP

Stamford, Connecticut
March 28, 2001